LVIP BlackRock Inflation Protected Bond Fund
(Standard and Service Class)
Summary Prospectus
April 30, 2013
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462) or by sending an e-mail request to callcenter@LFG.com. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2013, are incorporated by reference into this Summary Prospectus.
Investment Objective
The investment objective of the LVIP BlackRock Inflation Protected Bond Fund (the “Fund”) is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
	Standard Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.44%	0.44%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.07%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.03%	0.03%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.54%	0.79%
1 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$55	$173	$302	$677
Service Class	$81	$252	$439	$978
LVIP BlackRock Inflation Protected Bond Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 483% of the average value of its portfolio.
Principal Investment Strategies
The Fund, under normal circumstances, invests at least 80% of its assets, determined at the time of purchase, in inflation-indexed bonds (or securities with similar economic characteristics) of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.
The Fund maintains an average portfolio duration (a measure of interest rate sensitivity) that is within 20% of the average portfolio duration of the Fund's benchmark, the Barclays U.S. TIPS Index. The Fund may invest up to 15% of net assets in illiquid holdings.
The Fund may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The Fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The Fund also may invest in Exchange Traded Funds (ETFs).
The Fund may buy or sell options or futures, or enter into total return or interest rate swaps, or foreign currency transactions (collectively, known as derivatives). The Fund uses derivatives as a substitute for taking a position in the underlying asset, as part of a strategy to reduce exposure to other risks, to satisfy diversification requirements or to enhance returns. This derivative strategy will result in active trading, which will increase fund expenses. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).
The Fund may hold cash or cash equivalents in order to shorten the duration of the portfolio or to otherwise implement the Fund's investment strategy or for temporary defensive purposes.
The Fund is non-diversified for purposes of the Investment Company Act of 1940, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund.
Principal Risks
All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio securities may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities. A fund with a longer average portfolio maturity or duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio maturity or duration.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	Foreign Securities Risk. Foreign securities have additional risks that are not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign stocks include the risk of loss from foreign government or political actions. Investing in foreign securities may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Geographic Concentration Risk. Geographic concentration risk is the risk that the market, currency, economic, political, regulatory, geopolitical, or other conditions in the specific countries or regions in which a fund concentrates its investments could be more volatile than those of more geographically-diversified funds.
•	Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest
2	LVIP BlackRock Inflation Protected Bond Fund

rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
•	Liquidity Risk. Liquidity risk is the risk that holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired.
•	When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk. A fund may purchase or sell securi&shy;ties that it is entitled to receive on a when issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.
•	Exchange-Traded Funds (ETFs) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•	Non-Diversification Risk. When a fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, the fund’s value may decrease because of a single investment or a small number of investments.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the third quarter of 2011 at: 4.39%.
The Fund's lowest return for a quarter occurred in the fourth quarter of 2012 at: 0.79%.
LVIP BlackRock Inflation Protected Bond Fund	3

	Average Annual Total Returns For periods ended 12/31/12
	1 year	Lifetime Since inception (5/3/10)
LVIP BlackRock Inflation Protected Bond Fund–Standard Class	6.51%	7.80%
LVIP BlackRock Inflation Protected Bond Fund–Service Class	6.24%	7.54%
Barclays U.S. TIPS Index (reflects no deductions for fees, expenses or taxes)	6.98%	8.99%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Investment Advisors Corporation
Investment Sub-Adviser: BlackRock Financial Management, Inc.
Portfolio Managers	Company Title	Experience w/Fund
Brian Weinstein	Managing Director	Since May 2010
Martin Hegarty	Managing Director	Since July 2010
Purchase and Sale of Fund Shares
The Fund sells its shares to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. The insurance companies hold the Fund shares in variable accounts that support various variable annuity contracts and variable life insurance contracts.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) that are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP BlackRock Inflation Protected Bond Fund